UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2026

AGENUS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-29089	06-1562417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Forbes Road
Lexington, Massachusetts		02421
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 674-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AGEN	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 12, 2026, Agenus West, LLC (the “Borrower”), a subsidiary of Agenus Inc. (the “Company”), and the Company, as guarantor, entered into a Second Loan Modification Agreement (the “Loan Modification Agreement”) with Ocean 1181 LLC (the “Lender”) relating to the promissory note previously entered into with the Lender on November 26, 2024, as previously amended and restated, and previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on November 27, 2024 (the “Note”).

Pursuant to the Loan Modification Agreement, the Borrower executed and delivered to the Lender a Third Amended and Restated Promissory Note, which amends and restates the Note in its entirety. Pursuant to the Third Amended and Restated Promissory Note and related loan documents, the outstanding principal amount remains $24,750,000, the maturity date was extended to November 30, 2029, and the loan bears interest at 13.0% per annum through maturity. Monthly interest payments will continue to be payable one-half in cash and one-half in shares of the Company’s common stock. In connection with the modification, the Borrower agreed to pay the Lender an extension fee of $247,500, payable one-half in cash and one-half in shares of the Company’s common stock.

Except as amended by the Loan Modification Agreement and related loan documents, the material terms and conditions of the Note remain unchanged and in full force and effect.

The foregoing summary is qualified by reference to the copies of the Loan Modification Agreement and related loan documents, which will be filed as exhibits to the Company’s next periodic report.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required, the disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

The shares of the Company’s common stock issuable to the Lender pursuant to the Loan Modification Agreement and related loan documents are expected to be issued in transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof and/or Regulation D promulgated thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 18, 2026	By:	/s/ Garo H. Armen
Garo H. Armen, Chairman and CEO